                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                _______________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                     TRANSCOASTAL MARINE SERVICES, INC.
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           (Exact Name of Registrant as Specified in its Charter)


                                  DELAWARE                                                    72-1353528
-------------------------------------------------------------                        ------------------------------------
                 (State of Incorporation or Organization)                                     (I.R.S. Employer
                                                                                               Identification no.)

                 3535 BRIARPARK, SUITE 210, HOUSTON, TEXAS                                         77042
------------------------------------------------------------                         ------------------------------------
                 (Address of principal executive offices)                                        (zip code)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

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                  Title of Each Class                               Name of Each Exchange on Which
                  to be so Registered                               Each Class is to be Registered
  -----------------------------------------------------------------------------------------------------------
                          None
 ------------------------------------------------------------------------------------------------------------


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instructions A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-34603

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                   COMMON STOCK, PAR VALUE $.001 PER SHARE
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                                (Title of class)
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ITEM 1.          DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                 A description of the Common Stock, par value $.001 per share (the "Common Stock"), of TransCoastal Marine Services, Inc. (the "Company") is set forth under the caption "Description of Capital Stock" on page 52 of Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-34603) filed with the Securities and Exchange Commission as of October 8,
1997) (the "Securities Act Registration Statement"). Such description of the Common Stock is incorporated herein by reference.

ITEM 2.          EXHIBITS.

                 The following exhibits are filed as part of this registration statement:

                 1.(1)    Form of Certificate representing Common Stock

                 2.(2) Amended and Restated Certificate of Incorporation of the Company

                 3.(3)    Bylaws of the Company


                                   SIGNATURE

                 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        TRANSCOASTAL MARINE SERVICES, INC.


Date: October 10, 1997                  By: /s/ BILL E. STALLWORTH
      ----------------                     -----------------------------------
                                           Bill E. Stallworth, Chairman of the
                                           Board of Directors and
                                           Chief Executive Officer





__________________________________

        (1) Incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 8, 1997.

        (2) Incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 8, 1997.

        (3) Incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 29, 1997.